NASDAQ: UBX UBX1325 Phase 2 BEHOLD Study in DME 48 Week Top Line Results Robert Bhisitkul, M.D., Ph.D. Professor of Ophthalmology, UCSF Anirvan Ghosh, CEO Jamie Dananberg, CMO Lynne Sullivan, CFO Exhibit 99.2

Special Note Regarding Forward-Looking Statements This presentation and the accompanying oral commentary contain forward-looking statements including statements related to Unity Biotechnology Inc.’s (“UNITY’s”) understanding of cellular senescence and the role it plays in diseases of aging, the potential for UNITY to develop therapeutics to slow, halt, or reverse diseases of aging, including for ophthalmologic and neurologic diseases, UNITY’s expectations regarding potential benefits, activity, effectiveness, and safety of UBX1325, the potential for UNITY to successfully commence and complete clinical studies of UBX1325 for DME, AMD, and other ophthalmologic diseases, the expected timing of enrollment and results of the clinical trials in UBX1325, and UNITY’s expectations regarding the sufficiency of its cash runway. These statements involve substantial known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements, including the risk that the COVID-19 worldwide pandemic may continue to negatively impact the development of preclinical and clinical drug candidates, including delaying or disrupting the enrollment of patients in clinical trials, risks relating to the uncertainties inherent in the drug development process, including the risk that interim results of our clinical studies may not be indicative of future results, and risks relating to UNITY’s understanding of senescence biology. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this release. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of UNITY in general, see UNITY’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 15, 2023, as well as other documents that may be filed by UNITY from time to time with the Securities and Exchange Commission. This presentation concerns drug candidates that are under clinical investigation which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. 24 April 2023

Top Line Results UBX1325 Mechanism of Action Clinical Development Plan

UBX1325 Led to a Statistically Significant and Clinically Meaningful Improvement in Visual Acuity in Patients with Diabetic Macular Edema Through 48 Weeks

Phase 2 BEHOLD Study Data Highlights

A **single dose of UBX1325** demonstrated:

- UBX1325-treated patients had **a significant improvement in BCVA** of +6.2 ETDRS letters from baseline and +5.6 ETDRS letters compared to sham at 48 weeks
- Approximately **53% of UBX1325-treated patients did not require any additional injections** through 48 weeks
- There was more than a **30-week difference in median time-to-first-rescue** favoring UBX1325 over sham
- **Retinal structure was maintained** in UBX1325-treated patients with a central subfield thickness that was lower than baseline and was -37.9 µm compared to sham at 48 weeks
- UBX1325 had a **favorable safety and tolerability profile** with no evidence of intraocular inflammation

UBX1325 may be an important future therapeutic option for patients with diabetic macular edema

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24 April 2023

UNITY BIOTECHNOLOGY

UNITY Is Developing Senolytic Medicines to Eliminate Senescent Cells to Restore Vascular Health and Improve Vision UNITY illustration 24 April 2023 DME: Increased senescence burden Poor barrier function Production of inflammatory factors Loss of retinal function DME treated with Senolytic (intended results): Senescent cells removed Barrier function improved Inflammatory factors reduced Sustained improvement in retinal function BRB Breakdown Repaired Retina Diabetic Macular Edema

UBX1325 Clinical Program Overview Safety & Tolerability Safety & Efficacy 2020 2021 2022 2023 Phase 1 ENVISION: Phase 2 nAMD Study BEHOLD: Phase 2 DME Study SAD 24-Week Follow-up nAMD 24 Week Follow-up SAD Study - up to 10 µg 4Q ‘21 1H ‘22 2H ‘22 Long-Term Extension DME Proof of Concept Study (First-Patient-In June 2021) Part B nAMD Proof of Concept Study (FPI April 2022) Part A 12wk, 24wk nAMD cohort data 12/18 wk efficacy data 24 wk efficacy data 24wk SAD data 24 wk efficacy data 48 wk efficacy data 48 wk efficacy data 1H ‘23 2H ‘23 24 April 2023

Context for 24wk DME Data: After Anti-VEGF Effect Has Plateaued, Patients Gain Approximately 1 Letter in Subsequent 6 Months on Aflibercept Treatment VISTA BLA 125387 Suppl 48, 25 Mar 2015 24 April 2023

UBX1325 Ph2 BEHOLD Study 48-week data in patients with DME 24 April 2023

BEHOLD Study Design, Patient Population, and Endpoints Source: t_14_1_1 24 April 2023 Individuals with Diabetic Macular Edema Repeated anti-VEGF treatments (≥2 injections/6 months) – Actual: 4.1 injections in prior 6 months Residual retinal fluid (≥300 µm) – Actual: 439.6 µm Visual acuity deficit (73 ETDRS letters or worse) – Actual: 61.4 ETDRS letters Patient Population * * Safety and tolerability BCVA change from baseline Durability of response Sub- and intra-retinal fluid, CST changes Proportion of UBX1325 patients requiring 2 or more rescue treatments Endpoints Sham UBX Total Full Analysis Set 33 32 65 Completed to 24 Weeks only 4 5 9 Lost to follow-up 1 3 4 Site Closure 1 0 1 Patient withdrawal 1 0 1 Available through 48 Weeks 26 24 50 Last anti-VEGF treatment 3-6 weeks prior to randomization

Patient characteristics at baseline were well balanced between groups Source: t_14_1_2 24 April 2023 Parameter, Units (SD) Sham UBX1325 Age, Years 61.4 (9.09) 63.6 (9.33) HBA1c, % 7.4 (1.36) 8.0 (1.68) Diabetes Dx, Years 17.5 (10.53) 17.2 (11.41) DME Dx, Years 3.0 (2.32) 3.5 (3.60) BCVA, ETDRS letters 61.8 (9.61) 60.9 (9.97) CST, µm 456.2 (98.07) 422.5 (84.16) Anti VEGF prior 190 days Afilbercept 13 13 Aflibercept, bevacizumab 4 1 Bevacizumab 15 16 Ranibizumab 1 2 Balanced on other parameters at baseline: ethnicity & race, BMI, DRSS score

UBX1325-treated patients had marked drop in need for anti-VEGF rescue beyond week 18 compared to Sham-treated patients through 48 weeks

- Median Time-To-First-Rescue in UBX arm was >48 weeks (at least 30 weeks greater than Sham arm)
- ~53% of UBX-treated patients went without rescue through 48 weeks
- ~80% of sham-treated patients required rescue before 48 weeks

Rescue Criteria (Either)
- Decrease of 10 ETDRS or more letters from any peak value
- Increase in CST of 75 µm or more from baseline



Median Time to First Rescue
Sham: 17.5 Weeks
% Patients Without Rescue
100
90
80
70
60
50
40
30
20
10
0
0
2
4
8
12
18
24
32
40
48
Weeks Elapsed
*
* p = 0.0159 Log-Rank
UBX1325
Sham

Efficacy analyses *excluding* and *including* data post anti-VEGF rescue show a treatment benefit of UBX1325

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24 April 2023
Source: f_km_plots_listings; f_km_plots
UNITY BIOTECHNOLOGY

* * * * * * * * * * * UBX1325-treated patients had a significant improvement in BCVA from baseline† of 6.2 letters at 48 weeks (excluding data post-rescue) Source: f_14_2_1_1; t_14_2_1_1 24 April 2023 * p < 0.05 vs. baseline BCVA CFBL (ETDRS Letters) UBX1325 Sham Delta Between Group p-value Week 24 6.7 -1.4 8.1 0.0031 CFBL p-value 0.0004 NS Week 48 6.2 0.6 5.6 0.1198 CFBL p-value 0.0037 NS NS: not significant † MMRM Analysis

UBX1325-treated patients had significant visual acuity gains compared to Sham based on analysis of last observation prior to rescue or end of study† Source: f_14_2_1_35 24 April 2023 * Last observation carried forward (to rescue or end of study participation) † Supplemental Analysis Mean BCVA change from baseline to last observation LOCF* analysis for BCVA change from baseline

At all timepoints, UBX1325-treated patients had a statistically significant improvement in BCVA from baseline† (including post-rescue data) Source: f_14_2_1_13; t_14_2_1_2 24 April 2023 All points p < 0.05 vs. baseline except Sham Weeks 4, 24 and UBX Week 8 NS: not significant BCVA CFBL (ETDRS Letters) UBX1325 Sham Delta Between Group p-value Week 24 6.7 1.2 5.5 0.0036 CFBL p-value <0.0001 NS Week 48 6.2 4.1 2.0 NS CFBL p-value <0.0001 0.0042 † MMRM Analysis

50% of UBX1325-treated patients gained at least 5 letters of vision through 48 weeks, with over 20% gaining at least 10 letters (excluding post-rescue data) Source: t_14_2_4_1 24 April 2023

CST remained stable in UBX1325-treated patients compared to worsening in Sham patients (excluding post-rescue data) Source: f_14_2_1_2; t_14_2_1_3 24 April 2023 Sham: p < 0.15 vs BL all points except Weeks 1 and 48 UBX: All points not significantly different from baseline NS: not significant BCVA CFBL (ETDRS Letters) UBX1325 Sham Delta Between Group p-value Week 24 -6.4 35.4 -41.8 0.0985 CFBL p-value NS 0.0534 Week 48 -13.7 24.2 -37.9 NS CFBL p-value NS NS

Mean CST was significantly lower in UBX1325-treated patients compared to Sham patients at 48 weeks (including post-rescue data) Source: f_14_2_1_14; t_14_2_1_4 24 April 2023 NS: not significant * * * * * * * p < 0.15 vs. BL BCVA CFBL (ETDRS Letters) UBX1325 Sham Delta Between Group p-value Week 24 -5.9 2.8 -8.7 NS CFBL p-value NS NS Week 48 -24.2 19.4 -43.6 0.0794 CFBL p-value NS NS

53.1% of UBX1325-treated patients did not require anti-VEGF rescue through 48 weeks compared to 21.9% of Sham patients Source: f_14_2_4_1; t_14_2_2_1 24 April 2023 UBX vs. Sham p = 0.0096 Rescue Criteria (Either) Decrease of 10 ETDRS or more letters from any peak value Increase in CST of 75 µm or more from baseline

UBX1325 demonstrated a favorable overall safety and tolerability profile with no instances of intraocular inflammation Source: t_14_3_1_1 24 April 2023 Parameter, No. of Patients Sham (N = 33) UBX1325 10 µg (N = 32) Subjects with at least one TEAE 31 (93.9) 26 (81.3) Related TEAE 3 (9.1) 6 (18.8) Grade >=3 TEAE 4 (12.1) 5 (15.6) Serious TEAE 3 (9.1) 5 (15.6) Ocular TEAE for Study Eye 28 (84.8) 23 (71.9) Treatment-related Ocular TEAE for Study Eye 3 (9.1)* 6 (18.8)* TEAE leading to death 0 0 Intraocular inflammation, endophthalmitis, retinal artery occlusion, or vasculitis 0 0 * Most are likely procedural related, all were mild-mod, and self-limited: Sham: 1 conj. hemorrhage, 1 conj. hyperemia, 1 diabetic macular edema UBX: 5 conj. hemorrhage, 1 ant. chamber pigmentation, 1 eye irritation

Summary of Findings and Concordance of Evidence Supporting a Treatment Effect of UBX1325 in Diabetic Macular Edema Had a generally favorable safety and tolerability profile with no intraocular inflammation Led to a majority of patients achieving a rescue-free interval of at least 48 weeks and may represent the potential for disease modification Maintained retinal structure throughout the duration of the study without the need for anti-VEGF rescue Improved visual acuity at 48 weeks by 6.2 letters from baseline after a single injection @Vicki Can we make the this slide a little more punchy/less flat? UBX1325 In the BEHOLD Study, UBX1325: UBX1325 may be an important future therapeutic option for patients with diabetic macular edema 24 April 2023

Q&A 24 April 2023